IN BRIEF

Net asset value per share*	US$23.99
Market price*	US$27.78
Premium/discount*	15.79%
Fund size*	US$241.68

At 31 July 2003

	China Fund	MSCI Golden
	NAV	Dragon
One month return*	12.8%	9.3%
One year return*	53.7%	6.1%

*Source: State Street Corporation/Martin Currie Inc

MANAGER’S COMMENTARY

The heat is on. I am not referring merely to the weather, although temperatures here in Shanghai did hit a 70-year record last month, but rather the currency. Open season has been declared on the renminbi as Greenspan, Snow and a variety of other US politicos and commentators queued up to call for revaluation. Our recent company visits (we laboured through the summer heat to visit over 70 companies during July) showed us that Chinese companies are generally unprepared for any move in the currency. The government will have to prepare the business community before anything happens, and this could take some months. Nevertheless, your managers may further increase the bias in the portfolio towards those companies benefiting from domestic demand, rather than exports.

Domestic consumption in China has recovered quickly after SARS. The scenes I witnessed at a car promotion in Nanjing last week would have gladdened the heart of any car maker or salesman. Even in Taiwan, which has been down for so long, domestic resorts are full and there are clear signs of life in the long-moribund property market. The Taiwanese invested heavily in bond funds and foreign exchange deposits. Now that the outlook for bonds is doubtful and confidence in the US$ is waning, cash is starting to flow back into property and stocks.

We expected some temporary slowdown over the summer. This did not happen, and the equation now seems clear: rapid recovery in economic growth + good interim results + super-low interest rates + growing confidence in local currencies = new bull market. There are risks, some incalculable (North Korea, random terrorism, return of SARS) and some predictable (increasing equity supply, US protectionism in a presidential election year). Despite these risks the outlook remains positive.

INVESTMENT STRATEGY

Given bullish sentiment, it will be no surprise that your Fund is almost fully invested (96.7%) with holdings in 62 stocks, of which 3 are unlisted. We made few changes to the portfolio in July. This is partly because we are happy with our positions and partly because we want to minimise tax liabilities for our investors while the fund is carrying large unrealised gains. We took some profits on Chinadotcom. We used the proceeds to invest in the Comba Telecom IPO, and to participate in the rights of liver-drug maker Lifetech. We also switched some cash into Taipei-listed laggards such as the digital camera maker Altek and high-yielding Chunghwa Telecom.

Chris Ruffle, Martin Currie Inc

DIRECT INVESTMENT MANAGER’S COMMENTARY
On July 11, 2003, A-S China Plumbing Products was listed on the GEM Market (Second Board) in Hong Kong. This listing will provide an exit route for the last remaining investment made by the Fund’s previous Direct Investment Manager. Captive Finance has recorded a good half-year result. The company continues to take expansion initiatives to develop new business. Tomoike Industrial continues to perform well as orders for its backlight units from mobile phone manufacturers are very strong. The company is planning to open new production facilities in China.

The Chinese economy continues to experience rapid growth that in turn is generating strong demand for capital from proven businesses needing to fund expansion. We are working towards closing a number of deals providing expansion capital to profitable companies with proven business models. Such investments are expected to generate a rapid and transparent return for investors with a clear path to liquidity and exit.

There is currently considerable speculation concerning a possible revaluation of the renminbi. The companies in the unlisted portfolio should benefit from such a move in the long run as the Chinese economy continues to expand.

KOH Kuek Chiang, Asian Direct Capital Management

FUND DETAILS*

Market cap	$282.05m
Shares outstanding	10,073,173 shares
Exchange listed	NYSE
Listing date	July 10, 1992
Investment manager	Martin Currie Inc
Direct investment manager	Asian Direct Capital
Management

ASSET ALLOCATION*

SECTOR ALLOCATION*

	% of	MSCI Golden
	net assets	Dragon %
Information technology	22.3	24.04
Industrials	19.0	14.14
Consumer discretionary	14.4	7.21
Materials	10.4	5.88
Utilities	8.1	9.74
Consumer staples	7.6	0.71
Financials	5.1	26.28
Telecommunications	3.7	7.56
Energy	2.9	4.34
Health care	2.9	0.10
Real estate	0.3	—
Cash	3.3	—
Total	100.0	100.0

PERFORMANCE* (IN US$ TERMS)

	NAV	Market price
	%	%
One month	12.8	20.1
Calendar year to date	51.8	102.0
3 years **	19.1	39.2

DIRECT INVESTMENTS* (3.1%)

Captive Finance	Financials	1.2%
Tomoike Industrial (H K) Ltd	Industrials	1.0%
A-S China Plumbing Products (8262 HK)	Industrials	0.6%
Kowloon Development (34 HK)	Real estate	0.3%

15 LARGEST LISTED INVESTMENTS* (50.7%)

Sohu Com Inc	Information technology	11.7
Chinadotcom Corporation	Information technology	4.9
Fountain Set Holdings	Materials	4.7
TCL International	Consumer discretionary	3.3
Chaoda Modern Agriculture	Consumer staples	3.2
Yanzhou Coal Mining	Energy	2.9
Shenzhen Expressway	Utilities	2.6
Sinotrans Limited	Industrials	2.6
BYD Co	Industrials	2.6
Anhui Conch Cement	Materials	2.2
Anhui Expressway	Utilities	2.1
Xinao Gas Holdings	Utilities	2.0
Merry Electronics	Consumer discretionary	2.0
China Metal Products	Materials	2.0
Synnex Technology	Consumer discretionary	1.9

FUND PERFORMANCE

	One	Three	Year	One	Three**	Five**	Since#**
	month	months	to date	year	years	years	launch

The China Fund, Inc.	12.8	43.7	51.8	53.7	19.1	23.5	7.0
MSCI Golden Dragon	9.3	25.8	19.5	6.1	-13.6	3.2	—
Hang Seng Chinese Enterprise Index	11.4	37.8	52.7	48.5	11.2	14.7	—

*Source: State Street Corporation/Martin Currie Inc. #The fund was launched on July 10, 1992. ** Annualised return

PERFORMANCE IN PERSPECTIVE

THE CHINA FUND INC. PREMIUM/DISCOUNT

DIVIDEND HISTORY CHART*

All charts as of 31 July, 2003. *Source: State Street Corporation

THE PORTFOLIO — IN FULL	AT 31 JULY 2003

Sector	Company (BBG ticker)	Price	Holding	Value $	% of portfolio
Hong Kong 45.2%
Fountain Set (Holdings) Ltd	420 HK	HK$6.95	12,750,000	11,361,670	4.7%
TCL International Holdings Ltd	1070 HK	HK$1.93	32,318,000	7,955,965	3.3%
Chaoda Modern Agriculture (Holdings) Ltd	682 HK	HK$1.47	41,038,000	7,787,446	3.2%
Yanzhou Coal Mining Co.	1171 HK	HK$3.90	13,786,000	6,893,663	2.9%
Sinotrans Limited-H	598 HK	HK$2.45	20,065,000	6,303,074	2.6%
BYD Co	1211 HK	HK$19.35	2,525,000	6,264,544	2.6%
Shenzhen Expressway Co., Ltd	548 HK	HK$2.30	21,494,000	6,338,584	2.6%
Anhui Conch Cement	914 HK	HK$5.40	7,726,000	5,349,283	2.2%
Anhui Expressway Co., Ltd	995 HK	HK$2.18	17,778,000	5,014,790	2.1%
Xinao Gas Holdings Ltd	2688 HK	HK$2.75	13,976,000	4,927,910	2.0%
Brilliance China Automotive Holdings, Ltd	1114 HK	HK$2.38	12,882,000	3,922,781	1.6%
TPV Technology, Ltd	903 HK	HK$3.00	9,968,000	3,834,215	1.6%
Tack Fat Group International Ltd	928 HK	HK$0.78	37,296,000	3,729,959	1.6%
Wah Sang Gas	8035 HK	HK$0.91	27,778,000	3,276,694	1.4%
Proview Intl Holdings Ltd	334 HK	HK$1.56	17,644,000	3,529,140	1.4%
Comba Telecom Systems Consulting Holdings	2342HK	HK$2.38	10,000,000	3,045,165	1.2%
Jingwei Textile Machinery Co., Ltd	350 HK	HK$2.88	7,436,000	2,741,097	1.1%
Natural Beauty Bio-Technology Ltd	157 HK	HK$0.61	29,320,000	2,293,195	1.0%
Wanyou Fire Safety	8201 HK	HK$0.34	53,565,000	2,369,449	1.0%
LifeTec Group, Ltd	1180 HK	HK$0.10	168,492,000	2,246,776	0.9%
Golden Meditech Co Ltd	8180 HK	HK$1.45	11,950,000	2,221,688	0.9%
Beijing Capital International Airport Co., Ltd	694 HK	HK$2.18	7,520,000	2,097,125	0.9%
Sino Golf Holdings Ltd	361 HK	HK$1.49	10,953,000	2,092,505	0.9%
Asia Zirconium	395 HK	HK$0.90	8,428,000	972,555	0.4%
Mainland Headwear Holdings	1100 HK	HK$2.73	1,626,000	568,112	0.2%
Arcontech, Corp	8097 HK	HK$0.17	18,386,000	407,831	0.2%
Essex Bio-Technology Ltd	8151 HK	HK$0.10	24,278,166	342,417	0.1%
Taiwan 28.6%
Merry Electronics	2439 TT	NT$51.50	3,254,208	4,877,524	2.0%
China Metal Products	1532 TT	NT$31.20	5,186,000	4,709,057	1.9%
Chicony Electronics Co., Ltd	2385 TT	NT$60.50	2,500,960	4,403,611	1.8%
Synnex Technologies International, Corp	2347 TT	NT$53.50	2,950,640	4,594,273	1.9%
Polaris Securities Co., Ltd	6011 TT	NT$17.40	7,740,164	3,919,641	1.6%
Wintek Corp.	2384 TT	NT$26.50	5,040,000	3,887,078	1.6%
Ability Enterprise Corp	2374 TT	NT$35.80	3,714,840	3,870,526	1.6%
Taiwan Green Point Enterprises Co., Ltd	3007 TT	NT$73.50	1,831,200	3,917,148	1.7%
Fubon Financial Holdings	2881 TT	NT$26.00	3,953,952	2,991,931	1.2%
Data Systems Consulting Co	2477 TT	NT$27.90	3,586,000	2,911,799	1.2%
Taiwan Hon Chuan Enterprise	9939 TT	NT$50.50	2,136,000	3,139,348	1.3%
China Motor Co	2204 TT	NT$67.50	1,640,000	3,221,769	1.3%
Cheng Shin Rubber	2105 TT	NT$44.60	2,516,400	3,266,340	1.4%
Vanguard International Semiconductor Corp.	5347 TT	NT$6.60	14,000,000	2,689,173	1.1%
Ho Tung Chemical, Corp	1714 TT	NT$15.40	6,395,904	2,866,616	1.2%
Eva Airways	2618 TT	NT$11.80	6,991,150	2,400,919	1.0%
Sinopac Holdings Co	2890 TT	NT$12.00	6,746,754	2,356,258	1.0%
Altek Corp	3059 TT	NT$78.50	1,430,000	3,267,026	1.4%
Tainan Enterprises	1473 TT	NT$47.80	1,546,000	2,150,722	0.9%
Chunghwa Telecom Co., Ltd	2412 TT	NT$47.70	1,446,000	2,007,398	0.8%
Taiwan FamilyMart	5903 TT	NT$39.80	1,478,520	1,712,605	0.7%
New York 16.6%
Sohu.com Inc	Sohu US	US$40.00	711,586	28,271,312	11.7%
Chinadotcom, Corp	China US	US$12.37	973,654	11,789,976	4.9%
B shares 2.7%
China International Marine Containers Co., Ltd.	200039 CH	HK$9.97	2,442,747	3,122,632	1.3%
Luthai Textile Co., Ltd	200726 CH	HK$4.53	3,119,794	1,812,055	0.7%
Shanghai Friendship Group Co., Inc	900923 CH	US$0.71	2,303,437	1,644,654	0.7%
Direct 2.5%
Captive Finance Ltd			2,000,000	3,045,000	1.2%
Tomoike Industrial (H.K.) Ltd			825,000	2,352,068	1.0%
A-S China Plumbing Products, Ltd	8262 HK	HK$1.26	5,850,000	1,417,560	0.6%
Kowloon Development	34 HK	HK$3.30	1,530,000	647,370	0.3%
Singapore 1.1%
People’s Food Holding	PFH SP	S$1.04	4,400,000	2,601,478	1.1%
Cash 3.3%

OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund’s assets as set out in the Fund’s prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People’s Republic of China.

CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

Important information: This newsletter is issued by Martin Currie Inc, Saltire Court, 20 Castle Terrace, Edinburgh, Scotland. Martin Currie Inc is regulated by the FSA and registered with the Securities Exchange Commission as an investment adviser. Information herein is believed to be reliable but has not been verified by Martin Currie Inc. Martin Currie Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter. This newsletter does not constitute an offer of shares. Martin Currie Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies, or financial instruments referred to herein. Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the Financial Services Authority for the protection of investors nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom. Please remember that past performance is not necessarily a guide to the future. Market and currency movements may cause the value of the shares and the income from them to fluctuate and you may get back less than you invested when you decide to sell your shares.